UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 7, 2024

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave.,Suite 600 Minneapolis,MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Myrtle Recovery Centers Acquisition

On June 10, 2024, FOXO Technologies Inc., a Delaware corporation (the “Company”), entered into the Stock Exchange Agreement (the “Myrtle SEA”) with Myrtle Recovery Centers, Inc., a Tennessee corporation (“Myrtle”), and Rennova Health, Inc., a Delaware corporation (“RHI”). Pursuant to the Myrtle SEA, upon closing, RHI will exchange with the Company 100 shares of Common Stock of Myrtle (which represents 98.4% of the issued and outstanding shares of Myrtle Common Stock) for total consideration of $500,000 (the “Myrtle Purchase Price”), which payment will be made by the issuance of a number of shares of Class A Common Stock of the Company determined by dividing $500,000 by the volume weighted average price (the “VWAP”) on the day immediately prior to the closing date (the “Price”) but in no event will the number of shares be more than 19.99% of the number of outstanding shares of the Company’s Class A Common Stock on the trading day prior to the closing date. If the number of FOXO Shares to be issued to RHI multiplied by the Price is less than $500,000, the Company will pay the deficit in cash within 12 months from the closing date. If the earnings before interest, taxes, depreciation and amortization (“EBITDA”) indicated in the audited financial statements of Myrtle varies by more than 10% from the Myrtle Financial Statements (as defined in the Myrtle SEA), the Myrtle Purchase Price will automatically increase or decrease on a dollar for dollar basis and, if increased, the difference will be paid in additional shares of Class A Common Stock of the Company or cash or, if decreased, the difference will result in either cancellation of Class A Common Stock of the Company or return of cash paid.

Closing of the Myrtle SEA is subject to deliverables referenced in the Myrtle SEA. A copy of the Myrtle SEA is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 1.01 of Current Report on Form 8-K.

Rennova Community Health Acquisition

On June 10, 2024, the Company entered into the Stock Exchange Agreement (the “RCHI SEA”) with Rennova Community Health, Inc., a Florida corporation (“RCHI”), and RHI. Pursuant to the RCHI SEA, RHI will exchange with the Company 100 shares of Common Stock of RCHI (which represents 100% of the issued and outstanding shares of RCHI Common Stock) for 20,000 shares of its (to be designated) Series A Preferred Stock for total consideration of $20,000,000 (the “RCHI Purchase Price”). If the EBITDA indicated in the audited financial statements of RCHI varies by more than 10% from the RCHI Financial Statements (as defined in the RCHI SEA), the RCHI Purchase Price will automatically increase or decrease on a dollar for dollar basis and, if increased, the difference will be paid in additional shares of Series A Preferred Stock or, if decreased, the difference will result in cancellation of Series A Preferred Stock. In the event that the Company enters into agreement or settlement agreement with any pre-existing holder of debt or other liability owed by the Company after the signing of the RCHI SEA in excess of $5,000,000 (cumulative) then RHI will receive an equal value in additional shares of Series A Preferred Stock to any settlement of debt in any form in excess of $5,000,000.

Closing of the RCHI SEA is subject to shareholder approval of the Company and deliverables referenced in the RCHI SEA. A copy of the RCHI SEA is attached hereto as Exhibit 99.2 and is hereby incorporated by reference into this Item 1.01 of Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

In the Current Report on Form 8-K filed with by the Company with the SEC on May 9, 2024, the Company reported 10,160,261 shares of Class A Common Stock were issued and outstanding.

On June 3, 2024, the Company issued 506,997 shares of the Company’s Class A Common Stock to Smithline Family Trust II (“Smithline”) pursuant to the Exchange Agreement dated May 28, 2024 (the “Agreement”).

On June 7, 2024, the Company issued 532,296 shares of the Company’s Class A Common Stock to Smithline pursuant to the Agreement.

The securities issued above were made in reliance upon the exemption from securities registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). There were no sales commissions paid pursuant to these transactions.

Item 7.01 Regulation FD Disclosure.

On June 14, 2024, the Company will issue a press release announcing it has entered into the Myrtle SEA and the RCHI SEA. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.3 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibit hereto, is material or that the dissemination of such information is required by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology and include statements regarding the NYSE American Notice and whether the Company will regain compliance with the NYSE American’s continued listing standards. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Share Exchange Agreement dated June 10, 2024 by, between, and among by and among FOXO Technologies Inc., Myrtle Recovery Centers, Inc., and Rennova Health, Inc.
99.2*	Share Exchange Agreement dated June 10, 2024 by and among FOXO Technologies Inc., Rennova Community Health, Inc., and Rennova Health, Inc.
99.3	Press Release dated June 14, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*	The exhibits have been omitted and are available upon request of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: June 13, 2024	By:	/s/ Mark White
		Name:	Mark White
		Title:	Interim Chief Executive Officer

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